Exhibit 99.1

lululemon Comments on Chip Wilson’s Notice to Nominate Director Candidates

Shareholders Not Required to Take Any Action at this Time

VANCOUVER, British Columbia – December 29, 2025 – lululemon athletica inc. (NASDAQ:LULU) (“lululemon” or the “company”) today commented on Chip Wilson’s announcement that he has submitted a notice to nominate three director candidates to stand for election to the company’s Board at lululemon’s 2026 Annual Meeting of Shareholders:

The lululemon Board of Directors and leadership team have engaged extensively and in good faith for many years with Mr. Wilson to understand his perspectives and communicate our strategy. In our most recent discussions, Mr. Wilson indicated his intent to nominate directors. In the interest of avoiding a costly and distracting proxy fight, the Board requested from Mr. Wilson the names of his director nominees to evaluate their qualifications and backgrounds, but Mr. Wilson declined to engage further. Now that the names have been submitted, the Board will evaluate Mr. Wilson’s director nominees in due course in accordance with the Board’s governance process.

lululemon has a highly engaged and experienced Board that is well-equipped to provide effective guidance on the company’s direction and the execution of our growth strategy. Over one-third of our directors have joined the Board within the past four years.

Our Board and leadership team are focused on driving long-term, sustainable growth, and shareholder value creation. Over the last 10 years, the Board has overseen a significant period of growth, with revenues increasing nearly $9 billion, from $2.1 billion in fiscal year 2015 to $11.0 billion expected in fiscal year 2025 based on our guidance. Over the same time period, income from operations will have grown by nearly 6x. These results have generated significant cash flow that has enabled the company to make substantial investments in the business for growth and to return capital to shareholders through cumulative share repurchases in excess of $5.5 billion since fiscal 2015.

We are encouraged by the strength we are seeing internationally and the work underway in the U.S., but we recognize that further opportunities exist to realize greater value across the company. To help achieve this goal, the Board has initiated a comprehensive search for the company’s next CEO. The Board is focused on identifying a leader with a track record of guiding companies through periods of growth and transformation who can build on our strong foundation and bring fresh perspectives to our brand strategy.

Mr. Wilson has not been involved with the company for a decade, and since his departure, lululemon has continued to adapt to the marketplace and lead the industry, building one of the most compelling growth stories in retail.

The lululemon Board of Directors will continue to take actions that we believe are in the best interests of all the company’s shareholders.

lululemon shareholders do not need to take any action at this time. The Board will review and consider Mr. Wilson’s director candidate nominations and present a formal recommendation regarding his nominations in the company’s definitive proxy statement in advance of the company’s 2026 Annual Meeting of Shareholders.

J.P. Morgan is acting as financial advisor to lululemon and Sidley Austin LLP is serving as legal advisor. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to lululemon.

About lululemon

lululemon (NASDAQ:LULU) is a technical athletic apparel, footwear, and accessories company for yoga, running, training, and most other activities, creating transformational products and experiences that build meaningful connections, unlocking greater possibility and wellbeing for all. Setting the bar in innovation of fabrics and functional designs, lululemon works with yogis and athletes in local communities around the world for continuous research and product feedback. For more information, visit lululemon.com.

Forward-Looking Statements and Risk Factors

This press release contains forward-looking statements, which are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including those related to successful leadership integration, execution of business strategies, and other factors described in reports we file from time to time with the Securities and Exchange Commission (the “SEC”), including Forms 8-K, 10-Q and 10-K. We undertake no obligation to update any forward-looking statements.

Important Additional Information and Where to Find It

The company intends to file a proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the company’s stockholders for the company’s 2026 annual meeting of stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the proxy statement, and other documents that the company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC filings” link in the “Financial Information” section of the “Investors” tab of the company’s website at https://corporate.lululemon.com/.

Certain Information Regarding Participants in the Solicitation

The company, its directors and certain of its executive officers (Meghan Frank, Chief Financial Officer; André Maestrini, President and Chief Commercial Officer; and Shannon Higginson, Chief Legal and Compliance Officer) are deemed “participants” (as defined in Schedule 14A under the Exchange Act of 1934, as amended) in the solicitation of proxies from the company’s stockholders in connection with the matters to be considered at the company’s 2026 annual meeting of stockholders. Information regarding the names of the company’s directors and executive officers and certain other individuals and their respective interests in the company, by security holdings or otherwise, is set forth in the sections entitled “Director Compensation,” “Executive Compensation,” “Executive Compensation Tables,” and “Principal Shareholders and Stock Ownership by Management” of the company’s proxy statement on Schedule 14A in connection with the 2025 annual meeting of stockholders, filed with the SEC on April 29, 2025 (available here). Supplemental information regarding the participants’ holdings of the company’s securities can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on June 11, 2025 and December 17, 2025 for Meghan Frank (available here and here); June 12, 2025 for Shane Grant (available here); June 12, 2025 for Kathryn Henry (available here); June 12, 2025 for Teri List (available here); June 12, 2025 for Alison Loehnis (available here); December 17, 2025 for André Maestrini (available here); June 12, 2025 for Isabel Mahe (available here); July 1, 2025 for Calvin McDonald (available here); June 12, 2025 for Jon McNeill (available here); June 12, 2025 and December 18, 2025 for Martha Morfitt (available here and here); June 13, 2025 for David Mussafer (available here); and June 12, 2025 for Emily White (available here). Such filings will also be available at no charge by clicking the “SEC filings” link in the “Financial Information” section of the “Investors” tab of the company’s website at https://corporate.lululemon.com/.

Any subsequent updates following the date hereof to the information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the 2026 annual meeting of stockholders, if and when they become available. These documents will be available free of charge as described above.

Investor Contacts

lululemon athletica inc.

Howard Tubin

1-604-732-6124

or

ICR, Inc.

Joseph Teklits

1-203-682-8200

Media Contact:

lululemon athletica inc.

Madi Wallace

1-604-732-6124

or

Joele Frank, Wilkinson Brimmer Katcher

Leigh Parrish / Jed Repko

1-212-355-4449